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                                                                    EXHIBIT 10.8


                              FINANCING AGREEMENT
                              -------------------

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BORROWER:                                    American Telesource International, Inc., a
                                             wholly owned Texas subsidiary of American
                                             Telesource International, Inc., a Canadian
                                             company registered in Ontario and
                                             publicly traded on the Canadian Dealing
                                             Network, collectively "ATI".

LENDER:                                      Robert G. Watt ("Watt")

FORM:                                        Convertible Note

AMOUNT:                                      $100,000 US

MATURITY:                                    April 1, 1995.  However, ATI may repay the principal       RGW
                                             and accrued interest at any time in whole or part       1/18/95
                                             without penalty. If ATI intends to repay, Watt still
                                             has the right of exchange set forth herein.              A.G.

INTEREST FATE:                               12% per annum, to be accrued and paid at maturity.

GUARANTEE/SECURITY:                          The note will be guaranteed by the parent company.

USE OF PROCEEDS:                             Equipment acquisition, working capital and general
                                             corporate purposes.

WARRANTS:                                    At closing, Watt will receive a warrant to purchase
                                             30,000 shares of voting common stock of ATI at
                                             $.50 US per share.  These warrants will be separate
                                             and apart from the above described note.

EXCHANGE.                                    At maturity, Watt shall have the option to: 1) be repaid
                                             the note and accrued interest, or 2) exchange the note
                                             and accrued interest, dollar-for-dollar, for common
                                             stock of ATI at a price of $.5O US, or 3) extend the
                                             note at 12.0% interest for consecutive ninety(90) days
                                             periods with the same right of exchange.

EXERCISE OF WARRANTS/                        The warrants may be exercised at any time.  The warrants
EXPIRATION DATE:                             will expire, unless exercised beforehand, at the earlier
                                             of a liquidity event or December 31, 1999.  A "Liquidity
                                             event" is defined as a sale or merger of ATI or a public
                                             offering with net proceeds of at least $5 million to ATI.

REGISTRATION RIGHTS:                         Piggyback registration rights for the underlying common
                                             stock will be granted to Watt.
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FINANCING AGREEMENT
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Page 2

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FINANCIAL REPORTING/                         ATI will provide monthly financial statements, including
REQUIREMENTS:                                balance sheet and income and cash flow statements with
                                             comparisons to budget to Watt, within 30 days after the
                                             end of each month.
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AGREED TO AND ACCEPTED THIS THE 11TH DAY OF JANUARY 1995.

                                         American Telesource International, Inc.


By:   /s/Robert G. Watt               By:   /s/Arthur L. Smith
    -----------------------------          ----------------------------------
         Robert G. Watt                        Arthur L. Smith-President
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                            SHARE PURCHASE WARRANT
    American Telesource International Inc. - 30,000 Share Purchase Warrants
    -----------------------------------------------------------------------


THIS IS TO CERTIFY THAT, for value received, Robert G. Watt shall have the right to purchase from American Telesource International, Inc. (the "Company"), upon and subject to the terms and conditions hereinafter referred to one fully paid and non-assessable common share of the Company for each one (1) warrant represented hereby at the price of $.50 (U.S.) per common share in lawful money of Canada at the earlier of a liquidity event or December 31, 1999. A "Liquidity event" is defined as a sale or merger of ATI or a public offering with net proceeds of at least $5 million to ATI.

The right to purchase the common shares of the Company may only be exercised by the Warrant Holder within the time hereinbefore set out by: (a) duly completing and executing the subscription form attached hereto, in the manner therein indicated; (b) surrendering this warrant certificate to the company at American Telesource International, Inc., at its registered office; and (c) paying the appropriate purchase price for the common shares of the Company subscribed for, either in cash or by certified cheque payable to the Company at par in Toronto, Ontario, Canada.

Upon surrender and payment, the Company will issue to the Warrant Holder the number of common shares subscribed for. Within five business days of surrender and payment the Company will mail Warrant Holder a certificate evidencing the common shares subscribed for. If the Warrant Holder subscribes for a lesser number of common shares that the number of shares permitted by this warrant certificate, the Company shall forthwith cause to be delivered to the Warrant Holder a further certificate in respect of the common shares referred to in this warrant certificate but not subscribed for.

THE WARRANT HOLDER, BY ACCEPTANCE OF THIS WARRANT CERTIFICATE, AGREES THAT THE WARRANTS REPRESENTED HEREBY AND ALL RIGHTS HEREUNDER AND ANY SHARES ACQUIRED BY THE WARRANT HOLDER PURSUANT TO THIS WARRANT CERTIFICATE ARE NOT QUALIFIED FOR SALE IN ONTARIO OR CANADA AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY IN ONTARIO OR CANADA EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE SECURITIES LEGISLATION OF THE JURISDICTION IN WHICH SUCH TRANSFER OR SALE TAKES PLACE.

IN WITNESS WHEREOF, THE COMPANY HAS caused this warrant certificate to be issued by its duly authorized agent as of the 6th day of January, 1995.

                               American Telesource International, Inc.


                               Per: [SIGNATURE ILLEGIBLE]
                                    -------------------------------